ABERDEEN FUNDS

Aberdeen Optimal Allocations Fund: Defensive

Supplement to the Aberdeen Funds – Aberdeen Optimal Allocations Fund: Defensive Prospectus and Statement of Additional Information, each dated February 27, 2012, as supplemented to date.

The following information supplements the information in the Aberdeen Funds – Aberdeen Optimal Allocations Fund: Defensive Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting your Fund. You should read it carefully.

On July 24, 2012, the Board of Trustees (the "Board") of Aberdeen Funds (the "Trust") approved the reorganization (the "Reorganization") of the Aberdeen Optimal Allocations Fund: Defensive (the "Defensive Fund" or the "Acquired Fund"), a series of the Trust, into the Aberdeen Optimal Allocations Fund: Moderate (the "Moderate Fund" or the "Acquiring Fund," and together with the Defensive Fund, the "Funds"), also a series of the Trust. Pursuant to the Reorganization, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange solely for the assumption of the Acquired Fund's liabilities by the Acquiring Fund and Class A, Class C, Class R, Institutional Class and Institutional Service Class shares of the Acquiring Fund. Those shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof. The Reorganization does not require approval by shareholders of either Fund. On July 24, 2012, the Board also approved changes to the investment objective and investment strategies of the Acquiring Fund and approved a change of the name of the Acquiring Fund to the Aberdeen Diversified Income Fund. These changes will take effect upon the closing of the Reorganization.

The Board, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), considered the proposed Reorganization and determined, with respect to each Fund, that it (1) is in the best interest of the Fund and (2) will not result in dilution of the interests of shareholders of the Fund. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. The Board considered information provided by the Trust's management and reviewed various factors about the Funds and the Reorganization, including:

•  that the proposed investment objective of the Acquiring Fund and the current investment objective of the Acquired Fund were similar;

•  that each Fund follows a fund of funds investment approach and that certain proposed investment strategies of the Acquiring Fund are similar to those of the Acquired Fund, while others are different;

•  that the Acquired Fund's shareholders would be subject to the same management fee and a lower gross expense ratio, but a higher net expense ratio, as a result of the Reorganization;

•  the relative performance histories of each Fund over different time periods compared with each other and to the respective benchmarks of each Fund;

•  the fact that the Funds are managed by the same portfolio management teams;

•  management's assertion that the Reorganization and the proposed Acquiring Fund investment objective and strategy changes were expected to result in a more marketable product;

•  the potential for the Funds to achieve certain operating efficiencies and economies of scale from the larger net asset size;

•  the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

•  the fact that Aberdeen Asset Management Inc. ("AAMI" or the "Adviser"), each Fund's investment adviser, will bear the expenses incurred by the Funds in connection with the Reorganization;

•  any indirect costs to be incurred by the Funds as a result of the Reorganization;

•  any direct or indirect benefits to AAMI or its affiliates, as a result of the Reorganization; and

•  the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The Reorganization is expected to occur on or about September 24, 2012, or on such other date as the officers of the Funds may determine (the "Closing Date"). You do not need to take any action for the Reorganization to take effect. As of the start of business on the Closing Date, each shareholder of the Acquired Fund will automatically become the owner of shares of the Acquiring Fund. Shareholders will receive the same class of shares of the Acquiring Fund as they currently hold in the Acquired Fund. The Reorganization is expected to have no effect on the value of a shareholder's investment in that the dollar value of the "new" shares will equal the dollar value of the "old" shares.

No fees will be imposed on shareholders as a result of the Reorganization. AAMI will bear the expenses of the Reorganization. It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization. The closing of the Reorganization is conditioned upon the Funds receiving an opinion of counsel to this effect.

Prior to the Closing Date, the Acquired Fund will be required to make a distribution to its shareholders, currently estimated to be approximately $0.25 per share (estimated to consist of approximately $0.06 of ordinary income and $0.19 of capital gains), which together with all previous distributions will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of each Fund's portfolio holdings may be sold in connection with the Reorganization and investment strategy changes to realign the Fund's portfolio within the new target asset allocations contemplated by the investment strategy changes. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Fund's basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the applicable Fund (prior to the Reorganization) as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. However, the Acquiring Fund has sufficient capital loss carryforwards, which may be used to offset any capital gains that may be realized as a result of the portfolio holdings realignment. Transaction costs associated with the portfolio holdings realignment are not expected to be significant since each of the Funds has a fund of funds structure and, other than for certain holdings, such as exchange-traded funds ("ETFs"), brokerage commissions and market impact are not incurred on sale and purchase transactions for underlying funds.

Shareholders of the Acquired Fund should carefully consider whether the Acquiring Fund's proposed investment objective, strategies and risks (as set forth in the Acquiring Fund's prospectus, as supplemented on July 26, 2012, and in this supplement) will meet their investment needs. See "Comparison of the Funds" below.

A shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Acquired Fund at any time prior to the Closing Date.

Comparison of the Funds

The following comparison of the Funds is a summary only. To better understand the differences between the investment policies and risks of the Funds, please refer to the prospectuses and Statements of Additional Information for the Funds, each of which is available at www.aberdeen-asset.us/literatureasset. Please note that the Acquiring Fund's prospectus will be amended effective upon the Closing Date. Information about changes to the Acquiring Fund's investment objective, strategies and risks is detailed in supplements to the Acquiring Fund's summary prospectus, prospectus and Statement of Additional Information, each dated July 26, 2012. This supplement also contains information regarding the proposed changes to the Acquiring Fund's investment objective, strategies and risks. The sections below relating to a comparison of the Funds' investment objectives, strategies and risks compare the investment objective, strategies and risks of the Acquired Fund to the proposed (not current) investment objective, strategies and risks of the Acquiring Fund. The investment objective and strategies of the Acquiring Fund following the Reorganization, and information about the Acquiring Fund's portfolio turnover rate, are contained in the appendix at the end of this supplement.

Investment Objectives

The investment objectives of the Funds are similar. The investment objective of the Acquired Fund is to seek to maximize total investment return for a given level of risk. The investment objective of the Acquiring Fund is to seek total return with an emphasis on current income. The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Strategies

Each Fund follows a "fund of funds" strategy pursuant to which it invests in underlying funds ("Underlying Funds") that provide exposure to a wide spectrum of asset classes. These asset classes include U.S. and international equities, U.S. and international bonds (including emerging market bonds) and real estate. Each Fund may also invest in Underlying Funds that pursue alternative strategies, such as, among others, commodity-linked instruments and equity or market sectors. Each Fund's Underlying Funds include, among others, mutual funds advised by AAMI, as well as unaffiliated mutual funds and ETFs.

The Acquired Fund's allocations consist of Underlying Funds that invest in a particular market sector or investment strategy; these include stocks and bonds in most instances, including many that are traded in foreign markets, but also may include commodities, inflation-protected securities and REITs. The Acquired Fund may also invest in Underlying Funds that concentrate in a particular market sector or industry, or those that use strategies such as short-selling of securities to achieve their objectives. The Acquired Fund invests in bonds and short-term investments to add income and reduce volatility, and the Acquired Fund may invest in Underlying Funds that invest in the stocks of companies of any size and in bonds of any maturity and quality.

The Acquiring Fund's asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered. The Acquiring Fund may invest in Underlying Funds that do not have income as an objective, and to the extent it does so, it will not generate as much current income as a fund focused entirely on income-generation.

With respect to the Acquired Fund, the Adviser establishes model weights among different asset classes based on the Fund's risk profile and strategies. Within each allocation model, the Adviser selects the Underlying Funds, and the percentage of the Acquired Fund's assets that will be allocated to each such Underlying Fund. The Adviser reviews the allocations among both asset classes and Underlying Funds on a routine basis. The Adviser may make changes to these allocation ranges, at any time and without notice, as appropriate given the risk profile and strategies of the Acquired Fund in order to achieve the Acquired Fund's investment objective. The Acquired Fund's current target allocation ranges for investment are: 5-30% in U.S. equity funds, 5-35% in international/global equity funds (international or global equity funds may include investments in U.S. equities, as well as foreign countries), 50-75% in bond funds and short-term investments, 5-20% in real asset funds (real asset funds may include investments such as real estate and commodities that are physically tangible in nature and often display strong diversification benefits relative to financial assets, due to their typically low correlation with other asset classes as well as their ability to act as a hedge against inflation), and 0-15% in alternative strategies.

The Acquiring Fund intends to allocate and reallocate its assets among a range of asset classes in a flexible and dynamic way to capture income from a number of fixed income, equity and other sources. With respect the Acquiring Fund, the

Adviser develops strategic asset allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions. The Acquiring Fund's portfolio management team constructs the Fund's portfolio by setting target asset class allocations for the Fund. The portfolio management team then manages the Acquiring Fund's portfolio by dynamically adjusting the Acquiring Fund's asset class allocations based on the Adviser's asset allocation views and selecting Underlying Funds to obtain exposures to the asset classes. As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The target asset class allocations established by the portfolio management team are intended to promote diversification among the asset classes. The Acquiring Fund's target and actual asset class allocations and the Underlying Funds held in the Fund's portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes to the Adviser's views. Unlike the Acquired Fund, the Acquiring Fund does not have set target asset allocation ranges. The Acquiring Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund's objective. While the Acquiring Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions. The Acquiring Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole. At times, the Acquiring Fund may emphasize any one of these exposures. Asset classes may be added or removed at the Adviser's discretion.

Principal Risks

The Funds are subject to the same principal and non-principal risk factors. In addition, the principal and non-principal risks applicable to each Fund's Underlying Funds are the same, except that the Acquiring Fund identifies the following additional risk factors applicable to its Underlying Funds:

Alternative Strategies Risk – The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent the Fund invests in such Underlying Funds, the Fund's share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds' investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

Floating Rate Loan Risk – Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Sector Risk – At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small- and Mid-Cap Securities Risk – In general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.

Investment Restrictions

The fundamental and non-fundamental investment restrictions of each Fund are identical.

Management and Service Providers

The Funds are each series of the Trust, and therefore have the same Board, and AAMI serves as the investment adviser of each Fund. In addition, the portfolio managers of each Fund are the same. The Funds also utilize all of the same service providers. Additionally, procedures for the purchase, exchange, redemption and valuation of shares of each Fund are identical.

Income and Capital Gain Distributions

Each Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Capital gains, if any, may be distributed at least annually.

Fees and Expenses

Following the Reorganization, the Acquiring Fund is currently projected to have a gross operating expense ratio for each class that is lower than that of the corresponding class of the Acquired Fund prior to the Reorganization. However, following the Reorganization, the Acquiring Fund is currently projected to have a net operating expense ratio that is 0.09%, 0.10%, 0.17%, 0.10% and 0.10% higher for Class A, Class C, Class R, Institutional Class and Institutional Services Class, respectively, than that of the corresponding class of the Acquired Fund prior to the Reorganization, due to the expense ratios of the Underlying Funds in which the Acquiring Fund anticipates investing. The impact of the fees and expenses of the Underlying Funds will change as the Acquiring Fund's portfolio holdings change.

Currently, the Trust and AAMI have entered into a written contract limiting operating expenses to 0.25% for all Classes of each of the Acquired Fund and the Acquiring Fund through February 27, 2013, with respect to the Acquired Fund, and through February 27, 2014, with respect to the Acquiring Fund. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative service fees and extraordinary expenses.

The following tables compare the current fees and expenses of each Fund. The tables also show the estimated fees and expenses for the Acquired Fund on a pro forma basis after giving effect to the Reorganization.

Class A Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Aberdeen Optimal Allocations Fund: Defensive (Class A Shares)	Aberdeen Optimal Allocations Fund: Moderate (Class A Shares)	Aberdeen Diversified Income Fund (Class A Shares)**
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None(1)	None(1)	None(1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	1.58%	0.53%	0.61%
Acquired Fund Fees and Expenses	0.60%	0.74%	0.70	%(2)
Total Annual Fund Operating Expenses	2.58%	1.67%	1.71%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	1.44%	0.40%	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.14%	1.27%	1.23%

Class C Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Aberdeen Optimal Allocations Fund: Defensive (Class C Shares)	Aberdeen Optimal Allocations Fund: Moderate (Class C Shares)	Aberdeen Diversified Income Fund (Class C Shares)**
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	1.54%	0.50%	0.58%
Acquired Fund Fees and Expenses	0.60%	0.74%	0.70	%(2)
Total Annual Fund Operating Expenses	3.29%	2.39%	2.43%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	1.44%	0.40%	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.85%	1.99%	1.95%

Class R Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Aberdeen Optimal Allocations Fund: Defensive (Class R Shares)	Aberdeen Optimal Allocations Fund: Moderate (Class R Shares)	Aberdeen Diversified Income Fund (Class R Shares)**
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	1.59%	0.62%	0.70%
Acquired Fund Fees and Expenses	0.60%	0.74%	0.70	%(2)
Total Annual Fund Operating Expenses	2.84%	2.01%	2.05%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	1.44%	0.40%	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.40%	1.61%	1.57%

Institutional Class Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Aberdeen Optimal Allocations Fund: Defensive (Institutional Class Shares)	Aberdeen Optimal Allocations Fund: Moderate (Institutional Class Shares)	Aberdeen Diversified Income Fund (Institutional Class Shares)**
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	1.54%	0.50%	0.58%
Acquired Fund Fees and Expenses	0.60%	0.74%	0.70	%(2)
Total Annual Fund Operating Expenses	2.29%	1.39%	1.43%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	1.44%	0.40%	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.85%	0.99%	0.95%

Institutional Service Class Comparison

	Actual		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Aberdeen Optimal Allocations Fund: Defensive (Institutional Service Class Shares)	Aberdeen Optimal Allocations Fund: Moderate (Institutional Service Class Shares)	Aberdeen Diversified Income Fund (Institutional Service Class Shares)**
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	1.59%	0.55%	0.63%
Acquired Fund Fees and Expenses	0.60%	0.74%	0.70	%(2)
Total Annual Fund Operating Expenses	2.34%	1.44%	1.48%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	1.44%	0.40%	0.48%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.90%	1.04%	1.00%

**  Note: The pro forma numbers shown in the tables are estimated in good faith and are hypothetical.

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  "Acquired Fund Fees and Expenses" are estimated for a full fiscal year due to the changes in the Fund's investment strategies.

3  The Trust and AAMI have entered into a written contract limiting operating expenses to 0.25% for all Classes of the Fund at least through February 27, 2013 with respect to the Acquired Fund, and at least through February 27¸ 2014 with respect to the Acquiring Fund. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013 in the case of the Acquired Fund, and February 27¸ 2014 in the case of the Acquiring Fund.

The examples below are intended to help you compare the cost of investing in each Fund with the cost of investing in the other Fund and in other mutual funds.

Assume you invest $10,000, a Fund returns 5% annually, expense ratios remain the same, the expense limit applies for the first two years and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

ASSUMING YOU REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Defensive Fund	$685	$1,202	$1,745	$3,221
Moderate Fund	$697	$1,034	$1,395	$2,406
Pro Forma Diversified Income Fund	$693	$1,039	$1,407	$2,441
Class C
Defensive Fund	$288	$878	$1,592	$3,488
Moderate Fund	$302	$707	$1,239	$2,696
Pro Forma Diversified Income Fund	$298	$712	$1,252	$2,730
Class R
Defensive Fund	$143	$744	$1,371	$3,062
Moderate Fund	$164	$592	$1,046	$2,306
Pro Forma Diversified Income Fund	$160	$596	$1,059	$2,341
Institutional Class
Defensive Fund	$87	$577	$1,094	$2,514
Moderate Fund	$101	$401	$722	$1,634
Pro Forma Diversified Income Fund	$97	$405	$736	$1,672
Institutional Service Class
Defensive Fund	$92	$592	$1,119	$2,565
Moderate Fund	$106	$416	$749	$1,690
Pro Forma Diversified Income Fund	$102	$421	$762	$1,727

ASSUMING YOU DO NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class C
Defensive Fund	$188	$878	$1,592	$3,488
Moderate Fund	$202	$707	$1,239	$2,696
Pro Forma Diversified Income Fund	$198	$712	$1,252	$2,730

Note: The pro forma numbers shown in the examples are estimated in good faith and are hypothetical.

Performance

The bar charts and tables on the following pages can help you evaluate potential risks of each Fund. The bar charts show you how each Fund's annual total returns for the specified class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual returns would be lower than those shown. The tables compare the Defensive Fund's average annual total returns to the returns of a broad-based securities index, as well as the S&P 500® Index, an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies, and the Defensive Composite Index, which is a hypothetical combination of 60% of the Barclays Capital U.S. Aggregate Bond Index, and 40% of the S&P 500 Index. The tables compare the Moderate Fund's average annual total returns to the returns of a broad-based securities index, as well as the Barclays U.S. Aggregate Bond Index, and the Moderate Composite Index, which is a hypothetical combination of 40% of the Barclays Capital U.S. Aggregate Bond Index, 40% of the S&P 500 Index and 20% of the MSCI EAFE Index. In connection with the proposed changes to the Moderate Fund's investment objective and strategies, the Barclays U.S. Aggregate Bond Index will replace the S&P 500 Index as the Fund's benchmark. The Adviser believes that the composition of the Barclays U.S. Aggregate Bond Index makes it a more meaningful comparison index given the Fund's proposed investment objective and strategies. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how a Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231. Performance information for the Moderate Fund does not reflect its proposed investment strategies.

The returns presented for each Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund ("Predecessor Fund"), which was acquired by the Fund. Each Fund adopted the performance of its predecessor fund as a result of a reorganization on June 23, 2008 in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Each Fund and its Predecessor Fund have substantially similar investment objectives and strategies (only with respect to the current investment objective and strategies of the Moderate Fund). Returns prior to the commencement of operations of Class R and Institutional Service Class of the Defensive Fund are based on the previous performance of Class A. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

Aberdeen Optimal Allocations Fund: Defensive (Acquired Fund)

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Best Quarter: 8.70% – 2nd quarter 2009
Worst Quarter: -6.36% – 4th quarter 2008
Year-to-Date Return as of June 30, 2012: 3.44%

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2011

	1 Year	5 Year	Since Inception (December 15, 2006)
Class A shares – Before Taxes	1.22%	3.91%	3.81%
Class A shares – After Taxes on Distributions	0.17%	2.89%	2.75%
Class A shares – After Taxes on Distributions and Sales of Shares	1.21%	2.80%	2.69%
Class C shares – Before Taxes	0.41%	3.14%	3.05%
Class R shares – Before Taxes	1.22%	3.91%	3.81%
Institutional Class shares – Before Taxes	1.50%	4.14%	4.04%
Institutional Service Class shares – Before Taxes	1.22%	3.91%	3.81%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	6.39%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	-0.33%
Defensive Composite Index (reflects no deduction for fees, expenses or taxes)	5.84%	4.20%	4.08%

Aberdeen Optimal Allocations Fund: Moderate (Acquiring Fund)

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Best Quarter: 13.37% – 2nd quarter 2009
Worst Quarter: -12.61% – 3rd quarter 2008
Year-to-Date Return as of June 30, 2012: 3.38%

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
as of December 31, 2011

	1 Year	5 Years	Since Inception (June 29, 2004)
Class A shares – Before Taxes	-1.12%	2.77%	5.76%
Class A shares – After Taxes on Distributions	-1.76%	1.64%	4.49%
Class A shares – After Taxes on Distributions and Sales of Shares	-0.72%	1.81%	4.32%
Class C shares – Before Taxes	-1.95%	2.01%	4.92%
Class R shares – Before Taxes	-1.61%	2.49%	5.38%
Institutional Class shares – Before Taxes	-0.91%	3.01%	5.95%
Institutional Service Class shares – Before Taxes	-0.91%	3.01%	5.95%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	3.50%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	7.09%
Moderate Composite Index (reflects no deduction for fees, expenses or taxes)	1.77%	2.10%	4.92%

APPENDIX

Information about the Aberdeen Diversified Income Fund, following the Reorganization

Objective

The Aberdeen Diversified Income Fund (the "Diversified Income Fund" or the "Fund") seeks total return with an emphasis on current income.

Principal Strategies

The Diversified Income Fund is a "fund of funds" that seeks to achieve its investment objective by investing in underlying funds (the "Underlying Funds") that provide exposure to a wide spectrum of asset classes. The Fund intends to allocate and reallocate its assets among a range of asset classes in a flexible and dynamic way to capture income from a number of fixed income, equity and other sources. The types of asset classes to which the Underlying Funds provide exposure include U.S. and international equities, U.S. and international bonds (including emerging market bonds) and real estate. The Fund may also allocate assets to a limited extent to Underlying Funds that pursue alternative investment strategies, such as commodity-linked instruments, equity sectors, currencies and floating rate loans. The asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered. The Fund may invest in Underlying Funds that do not have income as an objective, and to the extent it does so, it will not generate as much current income as a fund focused entirely on income-generation. The Underlying Funds include, among others, mutual funds advised by Aberdeen Asset Management Inc., the Fund's investment adviser (the "Adviser"), as well as unaffiliated mutual funds and exchange-traded funds. There is no minimum or maximum amount of assets that can be invested in affiliated Underlying Funds. The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.

The Adviser develops strategic asset allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions. The Fund's portfolio management team constructs the Fund's portfolio by setting target asset class allocations for the Fund. The portfolio management team then manages the Fund's portfolio by dynamically adjusting the Fund's asset class allocations based on the Adviser's asset allocation views and selecting Underlying Funds to obtain exposures to the asset classes. As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The target asset class allocations established by the portfolio management team are intended to promote diversification among the asset classes. The Fund's target and actual asset class allocations and the Underlying Funds held in the Fund's portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes to the Adviser's views. The Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund's objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions. The Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole. At times, the Fund may emphasize any one of these exposures. Asset classes may be added or removed at the Adviser's discretion.

Portfolio Turnover

The Diversified Income Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or "turns over" its portfolio). With respect to its purchases of shares of other open-end investment companies, the Fund does not pay commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40.56% of the average value of its portfolio. The Fund's portfolio turnover rate for the current fiscal year is expected to be higher as a result of purchases and sales of portfolio holdings made to realign the Fund's portfolio with the investment strategy changes.

THIS SUPPLEMENT IS DATED JULY 26, 2012

Please keep this supplement for future reference

AOE-0288-SUP-0712